UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 22, 2011

A. H. BELO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33741 (Commission File Number)	38-3765318 (I.R.S. Employer Identification No.)

P. O. Box 224866 Dallas, Texas (Address of principal executive offices)	75222-4866 (Zip Code)
     Registrant’s telephone number, including area code: (214) 977-8200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 22, 2011, A. H. Belo Corporation announced its consolidated financial results for the quarter and year ended December 31, 2010. A copy of the announcement press release is furnished with this report as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Financial Results Press Release dated February 22, 2011

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 22, 2011	A. H. BELO CORPORATION
	By:	/s/ David A. Gross
David A. Gross
Vice President/Investor Relations and Strategic Analysis

EXHIBIT INDEX

99.1	Financial Results Press Release dated February 22, 2011